                           EIGHTH AMENDMENT TO LEASE                EXHIBIT 10.3
                           -------------------------

     THIS EIGHTH AMENDMENT TO LEASE (this "Amendment") is made by and between CHEVRON U.S.A. INC., a Pennsylvania corporation ("Landlord") and TEXAS MICRO INC., a Delaware corporation ("Tenant"), effective the 23rd day of December, 1997.

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Landlord and Tenant did enter into that certain lease (the "Lease") dated December 11, 1992, as amended effective February 24, 1993, and October 28, 1993, and July 10, 1995, and July 31, 1995, and October 17, 1995,
and April 28, 1997, and November 12, 1997 for certain leased space situated in the Building known as 5959 Corporate Drive, Houston, Texas; and

     WHEREAS, Landlord and Tenant again desire to amend the Lease as set forth herein;

     NOW THEREFORE, Landlord and Tenant in consideration of the premises and the mutual benefits to be derived therefrom, do hereby covenant, stipulate and agree, each with the other, to the following terms, covenants, conditions and obligations as an amendment to the Lease:

     1. All terms, covenants, obligations and conditions in this Amendment which conflict with a like provision in the Lease shall be controlling over and supersede any like provision in the Lease.

     2. All terms, covenants, obligations and conditions in the Lease not superseded and/or amended by any provision in this Amendment shall remain in full force and effect. All defined terms in the Lease shall have the same meaning in this Amendment.

     3. Article 1, Section 1.01 of the Lease is amended to include within the Basement Space approximately 14,093 square feet of Net Rentable Area ("NRA") (the "New Basement Space") shown on the floor plan attached hereto as Exhibit A.

     4. The Rental Commencement Date for the New Basement Space is the earlier of the date upon which the Tenant occupies the New Basement Space for purposes other than construction and build-out or February 1, 1998.

     5. The Base Rent for the New Basement Space is $9.00 per square foot of NRA beginning upon the Rental Commencement Date through June 30, 2000.

     6. Tenant hereby exercises its option under Article 26, Section 26.01 (a) of the Lease, to renew the Lease for a 5 year term beginning July 1, 2000 and terminating June 30, 2005 (the "Renewal Term").

     7.   The Base Rent for the Renewal Term is as follows:

          Existing Space (as defined in Lease):       $9.50/per sq. ft. of NRA

          Improvement Space (as defined in Lease):    $9.00/per sq. ft. of NRA

          Basement Space (as defined in Lease and
          First Amendment):                           $8.50/per sq. ft. of NRA

          Northwest Quadrant Space (as defined in the
          Third and Fourth Amendments to Lease):      $9.50/per sq. ft. of NRA

          New Basement Space (as defined in this
          Eighth Amendment to Lease):                 $9.00/per sq. ft. of NRA

          Additional Basement Space (as defined in the
          Third, Fourth and Seventh Amendments to
          Lease):                                     $5.50/per sq. ft. of NRA

     8. Subject to Article 12 and the other provisions of the Lease, Tenant will remodel the entrance and lobby of the Premises, remodel the New Basement Space, and install a fully finished (both sides) demising wall in the large meeting room area and the adjoining office (such work is generally described as the "Tenant Improvements"). Upon Tenant's presentation of paid architectural and construction invoices to Landlord for the Tenant Improvements, Landlord will reimburse Tenant for up to $125,000 (the "Tenant Improvements Allowance") of such invoices. Landlord shall not be responsible for any costs of the Tenant Improvements in excess of the Tenant's Improvements Allowance, and any such excess shall be Tenant's sole responsibility. The Tenant Improvements Allowance may only be drawn upon by Tenant upon presentation of invoices for the construction described herein. Any unused portion of the Tenant Improvements Allowance shall be forfeited by Tenant.

     9. Any preferential rights or options to expand granted to the Tenant in the Lease, as amended, are extinguished.

     Made as of the date first written above.


LANDLORD                                   TENANT
--------                                   ------

CHEVRON U.S.A. INC.                        TEXAS MICRO INC.

By /s/ Steven A. Berg                      By /s/ Michael Stewart
   -------------------------------         ------------------------------

Its Acting President, Chevron Real         Its C.E.O.
    ------------------------------             --------------------------
    Estate Management Company
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